UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☐
Preliminary Information Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒
Definitive Information Statement

OCTAGON 88 RESOURCES, INC.
(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

Common Stock, $0.0001 par value

(2) Aggregate number of securities to which transaction applies:

 shares of common stock

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

N/A

(4) Proposed maximum aggregate value of transaction:

N/A

(5) Total fee paid:

N/A

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

OCTAGON 88 RESOURCES, INC.
Stolzestrass e 23
8006 Zürich

June 21, 2011

Dear Stockholder:

We are furnishing the enclosed Information Statement to you in connection with a proposal to replace the existing members of our board of directors (“Change of the Board”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

The holders of a majority of our issued and outstanding common stock approved the Change of the Board by written consent dated May 21, 2011.  However, pursuant to applicable securities laws these corporate actions will not be effected until at least 20 days after the enclosed Information Statement has first been sent to our stockholders who did not previously consent to the Change of the Board.

By Order of the Board of Directors,

/s/ Philip Thomann_______
Philip Thomann
President and Chief Executive Officer

INFORMATION STATEMENT

Introduction

The holders of a majority of our issued and outstanding common stock have taken an action by written consent without a meeting, pursuant to Section 78.320 of the Nevada Revised Statutes, to approve the replacement of our Board of Directors (“Change of the Board”).

The purpose of the Change of the Board is to remove Mr. Donald Hryhor as the Company’s sole officer and director as he has not been acting in the best interests of the Company or its shareholders. It is not currently our intention to propose other anti-takeover measures in the future.  Management is not aware of any effort to accumulate our securities or to obtain control by means of a merger, tender offer, solicitation in opposition to current management or otherwise.

This Information Statement is being filed pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and provided to our stockholders pursuant to Rule 14c- 2 under the Exchange Act.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

We are a fully-reporting Exchange Act company incorporated in the State of Nevada.  Our common stock is quoted on the OTC Bulletin Board under the trading symbol "OCTX".  Information about us can be found in our most recent Quarterly Report on Form 10-Q/A for the period ended March 31, 2011 and our amended Annual Report on Form 10-K/A for the fiscal year ended June 30, 2010, both filed with the United States Securities and Exchange Commission (the "SEC").  Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, as well as by other means from the offices of the SEC.

We will incur all costs associated with preparing, printing and mailing this Information Statement.

Item 1.  Information Required by Items of Schedule 14A

Date, Time and Place Information

There will not be a meeting of our stockholders to approve the Change of the Board, and we are not required to hold a meeting under the Nevada Revised Statutes when such corporate actions have been approved by the written consent of holders of a majority of our stock entitled to vote on May 21, 2011. This Information Statement is being mailed on or about June 21, 2011, to the holders of our stock as of May 21, 2011.

Dissenters' Right of Appraisal

Under the Nevada Revised Statutes, our stockholders do not have dissenters' rights in connection with the Bylaw Amendment and the Authorized Capital Increase.

Voting Securities and Principal Holders Thereof

The record date for the determination of stockholders entitled to consent to the Change of the Board is May 21, 2011 (the "Record Date"). As of that date, we had 39,142,000 outstanding shares of common stock, $0.001 par value.  Each share of our common stock entitles the holder thereof to one vote on each matter that may come before a meeting or vote of our stockholders.

The Change of the Board was approved by the holders of a majority of our stock entitled to vote on the Record Date.  The vote required to approve the corporate actions was 50% of the shares entitled to vote plus one vote.  The actual affirmative vote was constited of 32,542,000 shares or 83.14 %of our issued and outstanding shares.

We are not permitted to effect the Change of the Board until at least 20 days after we distribute a definitive Information Statement to our stockholders who have not previously consented to the corporate actions.

Security Ownership of Certain Beneficial Owners and Management:

The following table sets forth the ownership, as of the Record Date, of our common stock by each of our directors, by all of our executive officers and directors as a group and by each person known to us who is the beneficial owner of more than 5% of any class of our securities.  As of the Record Date there were 39,142,000 shares of our common stock issued and outstanding.  All persons named have sole or shared voting and investment power with respect to the securities, except as otherwise noted.  The number of securities described below includes shares which the beneficial owner described has the right to acquire within 60 days of the date of this Information Statement.

Title of Class	Name and Address of Beneficial Owner	Amount of Nature of Beneficial Ownership	Percent of Class
Common Stock	888333333 Holdings Limited Stolzestrass e 23 8006 Zürich	32,042,000	81.86%
Common Stock	Donald Hryhor 348 – 14th Street NW, Calgary, Alberta T2N 1Z7	Nil	0%
All Officers and Directors as a Group		32,042,000	81.86%

Replacement of Board of Directors and Executive Officers

We are undertaking a change in the company’s board of directors, as effected by the company’s shareholders holding 83.14% of the company’s issued and outstanding shares of common stock. The shareholders have replaced the Company’s prior sole member of the Board of Directors, Mr. Donald Hryhor, with Mr. Philip Thomann and Ms. Jacqueline Danforth. Moreover, Mr. Thomann has been named as the Company’s Chairman of the Board, Chief Executive Officer and President, Secretary and Treasurer.

Item 2.  Statement that Proxies are not Solicited

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

Item 3.  Interest of Certain Persons in or in Opposition to Matters to be Acted Upon

The substantial interest, direct or indirect, by security holdings or otherwise, of each person who has been our director or officer at any time since the beginning of the last fiscal year, each nominee for election as our director and each associate of the foregoing persons in the Change of the Board is as follows:

Title of Class	Name and Address of Beneficial Owner	Amount of Nature of Beneficial Ownership	Percent of Class
Common Stock	Donald Hryhor (1) 348 – 14th Street NW, Calgary, Alberta T2N 1Z7	Nil	N/A
Common Stock	Philip Thomann Stolzestrass e 23 8006 Zürich	Nil	N/A
Common Stock	Jacquoline Danforth 5614 E. Burbank Rd.,S.E. Calgary, Alberta T2H 1Z4	Nil	N/A
All Officers and Directors as a Group		Nil	N/A

Item 4.  Proposals by Security Holders

None.

Item 5.  Delivery of Documents to Security Holders Sharing an Address

We will deliver only one copy of this Information Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of such stockholders.

We undertake to deliver promptly upon written or oral request a separate copy of this Information Statement to any stockholder at a shared address to which a single copy of the document was delivered.  A stockholder can notify us that he or she wishes to receive a separate copy of this Information Statement or any future Information Statement by writing to us at Stolzestrass e 23, 8006 Zürich, or by telephoning us at 41-79-935-5253

Stockholders sharing the same address can also request delivery of a single copy of annual reports to security holders, information statements or Notices of Internet Availability of Proxy Materials if they are receiving multiple of such documents in the same manner.

By Order of the Board of Directors:
Dated:  June 21, 2011

By: /s/ Philip Thomann
Philip Thomann
President and Chief Executive Officer